SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: January 25, 2006
--------------------------------
(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
      (as depositor under the Pooling and Servicing Agreement, dated as of
                                December 1, 2005,
            relating to the Banc of America Commercial Mortgage Inc.
          Commercial Mortgage Pass-Through Certificates, Series 2005-6)
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             (Exact name of registrant as specified in its charter)

         Delaware                 333-127779-03               56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina       28255
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     (Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code: (704) 386-8509

Item 8.01. Other Events.

            This amendment to the Form 8-K filed on January 13, 2006 is being filed solely to correct an erroneous commission File Number on the cover page.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, LNR Partners, Inc., as Special Servicer, LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-6 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-M, Class A-J, Class B, Class C, Class D, Class E, and Class F Certificates (the "Publicly Offered Certificates"), which were issued on December 29, 2005 with an aggregate principal balance as of December 1, 2005 of $2,543,346,000. The Publicly Offered Certificates were sold to by Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. ("Bear Stearns"), Barclays Capital Inc. ("Barclays"), Deutsche Bank Securities Inc. ("Deutsche Bank") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 30, 2005, among BAS, Bear Stearns, Barclays, Deutsche Bank and Morgan Stanley, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of December 29, 2005, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of December 29, 2005, by and between Bear Stearns Commercial Mortgage Inc. ("BSCMI") and the Company (the "Bear Stearns Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.3 is the Mortgage Loan Purchase and Sale Agreement dated as of December 29, 2005, by and between Barclays Capital Real Estate Inc. ("BCREI") and the Company (the "BCREI Mortgage Loan Purchase and Sale Agreement").



            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits
Exhibit 4         Pooling and Servicing Agreement
Exhibit 8         Tax Matters Opinion
Exhibit 99.1      Bank of America Mortgage Loan Purchase and Sale Agreement
Exhibit 99.2      BSCMI Mortgage Loan Purchase and Sale Agreement
Exhibit 99.3      BCREI Mortgage Loan Purchase and Sale Agreemen

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL
                                   MORTGAGE INC.


                                   By: /s/    John S. Palmer
                                      ----------------------------
                                      Name:  John S. Palmer
                                      Title: Vice President

Date: January 25, 2006

                                Exhibit Index



 Item 601(a) of Regulation                                      Paper (P) or
      S-K Exhibit No.       Description                         Electronic (E)
------------------------    -----------                         --------------

             4              Pooling and Servicing Agreement              E

             8              Tax Matters Opinion                          E

           99.1             Bank of America Mortgage Loan                E
                                Purchase and Sale Agreement

           99.2             BSCMI Mortgage Loan Purchase and             E
                                Sale Agreement

           99.3             BCREI Mortgage Loan Purchase and             E
                                Sale Agreement